                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------

For the six months ended June 30, 1998, the total return (assuming reinvestment of all dividends) on the net asset value per Common Share of General American Investors Company was 19.6%. By comparison, the rate of return (including income) for the Standard & Poor's 500 Stock Index was 17.7%. For the twelve months ended June 30, 1998, the return per Common Share was 37.5%; this compares to a return of 30.1% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of June 30, 1998, the net assets of the Company were $966,239,284. Net assets applicable to the Common Stock were $816,239,284, equal to $34.57 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 1998 was $138,353,757. During this period, realized gain on securities sold was $45,748,148 ($1.94 per share); the increase in unrealized appreciation was $88,055,739. Net investment income for the six months was $4,549,870.

During the six months, 490,200 shares of the Company's Common Stock were repurchased for $13,878,245 at an average discount from net asset value of 11.5%.

On June 19, 1998, the Company issued and sold in an underwritten offering 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock with a liquidation preference of $25 per share.

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed on the New York Stock Exchange (symbol, GAM Pr). Trading in the Preferred Shares began on June 30, 1998. Dividends on the shares will be paid quarterly.

The net proceeds from the offering were $144,575,000, after deducting the underwriting discounts and estimated offering expenses. The Company expects to invest such proceeds in accordance with the Company's investment objectives and policies over the next six months, depending on market conditions. Currently, the new assets are being held in short-term debt securities.


By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $265,310,612)                                      $671,984,707
  Convertible corporate note (cost $3,447,500)                             11,235,000
  Corporate discount notes (cost $285,390,872)                            285,390,872
                                                                         ------------
       Total investments (cost $554,148,984)                              968,610,579

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $     91,450
  Dividends, interest and other receivables ...........      1,649,571
  Prepaid expenses ....................................      3,763,958
  Other ...............................................        667,908      6,172,887
                                                           -----------    -----------

TOTAL ASSETS ..........................................                   974,783,466


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      3,238,465
   Preferred dividend accrued but not yet declared ....        360,000
   Accrued expenses and other liabilities .............      4,945,717
                                                           -----------

TOTAL LIABILITIES .....................................                     8,544,182
                                                                         ------------

NET ASSETS ............................................                  $966,239,284
                                                                         ============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                  $150,000,000
                                                                         ============

Net Assets applicable to Common Stock .................                  $816,239,284
                                                                         ============

NET ASSET VALUE PER COMMON SHARE ......................                        $34.57
                                                                         ============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
        outstanding 6,000,000 shares ..................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  30,000,000  shares; outstanding
        23,614,478 shares (exclusive of
        533,500 shares in Treasury) ...................     23,614,478
   Additional paid-in capital ( note 2 ) ..............    473,162,498
   Undistributed realized gain on securities sold .....     45,404,576
   Undistributed net income ...........................      3,956,137
   Preferred dividend accrued but not yet declared ....       (360,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $436,962,746) ...................................    414,461,595
                                                          ------------

TOTAL NET ASSETS ......................................                  $966,239,284
                                                                         ============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $129,538) ............................   $ 4,317,399
   Interest ..................................     3,439,444
   Investment advisory fees (note 1c) ........        49,933      $   7,806,776
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................     1,547,277
   Administration and operations .............       969,953
   Office space and general ..................       289,940
   Transfer agent, custodian and registrar
     fees and expenses .......................       156,090
   Stockholders' meeting and reports .........        97,649
   Directors' fees and expenses ..............        97,532
   Auditing and legal fees ...................        54,000
   Miscellaneous taxes (note 1b) .............        44,465          3,256,906
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        4,549,870


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term except for $2,192,689) ........    45,748,148
  Net increase in unrealized appreciation ....    88,055,730
                                                  ----------

 NET GAIN ON INVESTMENTS .....................                      133,803,887
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $ 138,353,757
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                   Six Months
                                                     Ended          Year Ended
                                                  June 30, 1998    December 31,
OPERATIONS                                        (Unaudited)          1997
--------------------------------------------------------------------------------
   Net investment income .....................   $   4,549,870    $   5,149,987
   Net realized gain on sales of securities ..      45,748,148       66,640,521
   Net increase in unrealized appreciation ...      88,055,739       99,421,665
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................     138,353,757      171,212,173
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   Preferred dividend accrued but not yet
     declared ................................        (360,000)            --
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................        (360,000)            --
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................        (240,392)      (5,925,735)
   From long-term capital gain ...............      (4,807,836)     (72,383,436)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................      (5,048,228)     (78,309,171)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................             --        49,404,107
   Cost of Common Shares purchased (note 2) ..     (13,878,245)     (37,306,802)
   Net proceeds from the issuance of
     Preferred Stock (note 2) ................     144,575,000             --
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS      130,696,755       12,097,305
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................     263,642,284      105,000,307

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................     702,597,000      597,596,693
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   net income of $3,956,137 and distributions
   in excess of net income of $353,341,
   respectively) .............................   $ 966,239,284    $ 702,597,000
                                                 =============    =============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1998 and for each year in the five-year period ended December 31, 1997. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                        Six Months
                                                          Ended                           Year Ended December 31,
                                                       June 30, 1998   ------------------------------------------------------------
                                                        (Unaudited)      1997         1996        1995         1994         1993
                                                       -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................   $       29.15   $   25.24    $   23.94   $   22.31    $   24.75    $   28.56
                                                       -------------   ---------    ---------   ---------    ---------    ---------
   Net investment income ...........................             .19         .21          .22         .08          .05          .03
   Net gain (loss) on securities -
        realized and unrealized ....................            5.67        7.15         3.86        4.54         (.94)        (.80)
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Total from investment operations ...................            5.86        7.36         4.08        4.62         (.89)        (.77)
                                                       -------------   ---------    ---------   ---------    ---------    ---------

Less Distributions on Common Stock
   Dividends from investment income ................            (.01)       (.26)(a)     (.20)       (.11)(b)     (.05)        (.04)
   Distributions from capital gains ................            (.20)      (3.19)       (2.58)      (2.87)       (1.49)       (2.98)
   In excess of net income .........................              --         --           --         (.01)        (.01)        (.02)
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Total distributions on Common Stock ................            (.21)      (3.45)       (2.78)      (2.99)       (1.55)       (3.04)
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of
   Preferred Stock offering ........................            (.23)        --           --          --           --           --
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Net asset value, end of period .....................   $       34.57   $   29.15    $   25.24   $   23.94   $    22.31    $   24.75
                                                       =============   =========    =========   =========    =========    =========
Per share market value, end of period ..............   $       30.44   $   26.19    $   21.00   $   20.00   $    19.00    $   22.25
                                                       =============   =========    =========   =========    =========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
on market price per share                                      17.20%*     42.58%       19.48%      21.22%       -7.86%      -15.92%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of period
   (000's omitted) .................................   $     966,239   $ 702,597    $ 597,597   $ 573,693   $ 519,722    $  553,898
Net assets attributable to Common Stock, end
   of period (000's omitted) .......................   $     816,239   $ 702,597    $ 597,597   $ 573,693   $ 519,722    $  553,898
Ratio of expenses to average net assets
   applicable to Common Stock ......................            0.43%*      0.98%        1.05%       1.25%       1.17%         1.16%
Ratio of net income to average net assets
   applicable to Common Stock ......................            0.60%*      0.80%        0.88%       0.36%       0.21%         0.14%
Portfolio turnover rate ............................           13.74%*     32.45%       33.40%      29.14%      17.69%        19.50%
Average commission rate paid per share .............   $       .0500   $   .0504    $   .0500

PREFERRED STOCK
Liquidation value, end of period (000's omitted) ...   $     150,000          --           --          --          --            --
Asset coverage .....................................             644%         --           --          --          --            --
Liquidation preference per share ...................   $       25.00          --           --          --          --            --
Market value per share .............................   $       25.75          --           --          --          --            --

(a)      Includes short-term capital gain in the amount of $.05 per share.
(b)      Includes short-term capital gain in the amount of $.03 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR         VALUE
         COMMON STOCKS                               PRINCIPAL AMOUNT   (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (4.9%)
Axiom Inc.+ .......................................      152,500     $   419,375
Comcast UK Cable Partners Limited Class A + .......      304,500       4,776,996
Cox Communications, Inc. Class A + ................      330,000      15,984,540
NTL Incorporated + ................................      227,000      12,144,500
Reuters Holdings plc-ADR ..........................       94,000       6,439,000
Wolters Kluwer NV-ADR .............................       55,500       7,606,830
                                                                      ----------
                        (COST $19,787,089)                  --        47,371,241
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (3.9%)
Cisco Systems, Inc.+ ..............................      180,000      16,571,340
Hewlett-Packard Company ...........................       40,000       2,395,000
MetaCreations Corporation + .......................      300,000       1,387,500
Platinum Software Corporation + ...................      125,000       3,046,875
Seagate Technology, Inc.+ .........................      600,000      14,325,000
                                                                      ----------
                        (COST $21,268,975)                  --        37,725,715
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (8.8%)
Buffets, Inc.+ ....................................       773,500     12,134,668
Chrysler Corporation ..............................       365,000     20,576,875
Ford Motor Company ................................       500,000     29,500,000
PepsiCo, Inc. .....................................       225,000      9,267,300
Philip Morris Companies Inc. ......................       350,000     13,781,250
                                                                      ----------
                        (COST $47,346,284)                   --       85,260,093
                                                                      ----------

ELECTRONICS (0.8%)
Molex Incorporated Class A ........................       315,000      7,363,125
                                                                      ----------
                        (COST $8,469,377)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (2.1%)
USA Waste Services, Inc.+ .........................      413,000      20,391,875
                                                                      ----------
                        (COST $5,954,561)

FINANCE AND INSURANCE (20.8%)
AmerUs Life Holdings, Inc. Class A ................      190,000       6,151,250
American International Group, Inc. ................      100,000      14,600,000
Annaly Mortgage Management, Inc. ..................      475,000       4,304,925
Annuity and Life Re (Holdings), Ltd.+ .............      150,000       3,318,750
Banco Popular Espanol, S.A. .......................       25,000       2,136,000
CCB Financial Corp. ...............................      108,500      11,528,125
Crestar Financial Corp. ...........................      300,000      16,368,900
Everest Reinsurance Holdings, Inc. ................      200,000       6,887,600
First Midwest Bancorp, Inc. .......................      237,500      10,442,638
General Re Corporation ............................       90,000      22,815,000
Golden West Financial Corporation .................      160,000      17,010,080
Life Re Corporation ...............................      275,000      22,790,625
M&T Bank Corporation ..............................       50,000      27,700,000
NAC Re Corporation ................................      156,000       8,326,500
TIG Holdings, Inc. ................................      150,000       3,450,000
Transatlantic Holdings, Inc. ......................      202,500      15,655,883
U.S. Bancorp ......................................      185,000       7,955,000
                                                                     -----------
                        (COST $71,321,231)                  --       201,441,276
                                                                     -----------

HEALTH CARE  (11.7%)
     PHARMACEUTICALS (8.9%)
AB Astra Class A ..................................      562,500      11,480,625
AB Astra Class B ..................................      800,000      15,928,000
IDEC Pharmaceuticals Corporation + ................      375,000       8,836,125
Magainin Pharmaceuticals Inc.+ ....................      300,000       1,593,900
Merck & Co., Inc. .................................       54,500       7,289,375
Pfizer Inc. .......................................      340,000      36,953,920
R.P. Scherer Corporation + ........................       40,000       3,545,000
                                                                      ----------
                        (COST $28,814,119)                  --        85,626,945
                                                                      ----------
     MEDICAL INSTRUMENTS AND DEVICES (1.8%)
Medtronic, Inc. ...................................      270,000      17,212,500
                                                                     -----------
                        (COST $1,950,223)



7             STATEMENT OF INVESTMENTS June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR          VALUE
         COMMON STOCKS (continued)                  PRINCIPAL AMOUNT    (NOTE 1a)
---------------------------------------------------------------------------------
     HEALTH CARE SERVICES (1.0%)
Aetna, Inc. .......................................       50,000   $   3,806,250
BioReliance Corporation + .........................      317,258       4,778,857
Huntingdon Life Sciences Group plc-ADR + ..........      669,500       1,130,116
                                                                     -----------
                       (COST $12,271,027)                   --         9,715,223
                                                                     -----------
                       (COST $43,035,369)                   --       112,554,668
                                                                     -----------

MISCELLANEOUS (1.5%)
Other .............................................                   14,096,287
                                                                      ----------
                        (COST $16,593,785)


OIL & NATURAL GAS (INCLUDING SERVICES) (2.6%)
Repsol, S.A.-ADR ..................................      260,000      14,300,000
Texaco Inc. .......................................      179,000      10,684,152
                                                                      ----------
                         (COST $15,335,173)                 --        24,984,152
                                                                      ----------


RETAIL TRADE (11.7%)
The Home Depot, Inc. ..............................      900,000      74,756,700
Wal-Mart Stores, Inc. .............................      630,000      38,272,500
                                                                     -----------
                         (COST $ 2,562,137)                 --       113,029,200
                                                                     -----------

SEMICONDUCTORS (0.7%)
Lam Research Corporation + ........................      400,000       7,650,000
                                                                      ----------
                         (COST $11,864,344)

SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Access Corporation ................................       41,450         20,725
Sequoia Capital IV ................................       ++             95,600
Welsh, Carson, Anderson & Stowe III ...............       ++                750
                                                                      ---------
                         (COST $ 1,772,287)                 --          117,075*
                                                                      ---------

TOTAL COMMON STOCKS (69.5%) (COST $265,310,612) ...                 671,984,707
                                                                    ------------
         CONVERTIBLE CORPORATE NOTE
--------------------------------------------------------------------------------
MedImmune, Inc., 7% due 7/1/2003 ..................  $ 3,500,000     11,235,000
                                                                    ------------
                        (COST $3,447,500)


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 7/1-9/14/98; 5.50%-5.71%                      $70,900,000     70,203,514
General Electric Capital Corp. notes
   due 7/6-10/5/98; 5.50%-5.52%                       69,000,000     68,179,931
General Motors Acceptance Corp. notes
   due 7/9-9/21/98; 5.47%-5.54%                       75,000,000     74,209,347
Sears Roebuck Acceptance Corp. notes
   due 7/20-9/28/98; 5.48%-5.53%                      73,600,000     72,798,080
                                                                   -------------
                       (COST $285,390,872)                          285,390,872

   Liabilities in excess of cash, receivables, pre-
       paid expenses and other assets .............                  (2,371,295)
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (29.3%)
                        (COST $283,019,577)                         283,019,577
                                                                   -------------
NET ASSETS              (COST $551,777,689)                        $966,239,284
                                                                   =============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the
(see notes to financial statements)                                Directors.

8                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   1998          1997          1998            1997
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................           --         2,015,188         --         $  2,015,188
Increase in paid-in capital .............................                                        --           47,388,919
                                                                                            ------------    ------------
      Total increase ....................................                                        --           49,404,107
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 11.5% and 15.1%, respectively) ...............        490,200       1,589,200        (490,200)     (1,589,200)
Decrease in paid-in capital .............................                                   ( 13,388,045)    (35,717,602)
                                                                                            ------------    ------------
      Total decrease ....................................                                   ( 13,878,245)    (37,306,802)
                                                                                            ------------    ------------
Net increase (decrease) .................................                                   ($13,878,245)   $ 12,097,305
                                                                                            ============    ============

The cost of the 533,500 shares of Common Stock held in Treasury at June 30, 1998 amounted to $14,975,242.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the six months ended June 30, 1998 to its officers amounted to $1,169,000.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) for the six months ended June 30, 1998 were $88,850,205 and $141,210,993, respectively. At June 30, 1998, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the six months ended June 30, 1998 were $158,364, including $30,720 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Access Corporation ................................   6/27/68 & 12/27/73    $  500,300   $   20,725
Sequoia Capital IV* ...............................   1/31/84                1,019,600       95,600
Welsh, Carson, Anderson & Stowe III* ..............   3/10/83                  252,387          750
                                                                            ----------   ----------
Total .............................................                         $1,772,287   $  117,075
                                                                            ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,673,211 and $3,626,167, respectively. The initial investment in each limited partnership was $2,000,000.

The Company also owns 5,262 shares of non-voting common stock of Multisystems, Inc. and 6,872 shares of series A preferred stock of Teleprocessing Products, Inc. which have no cost and are carried at no value.

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $160,000 for the six months ended June 30, 1998. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1998 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1998 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

10   MAJOR STOCK CHANGES* Three Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                                               Shares Held
INCREASES                                               SHARES                JUNE 30, 1998
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        Annuity and Life Re (Holdings), Ltd.            150,000                   150,000
        Molex Incorporated Class A                      315,000                   315,000

    ADDITIONS
        AmerUs Life Holdings, Inc. Class A               27,500                   190,000
        Annaly Mortgage Management, Inc.                100,000                   475,000
        Everest Reinsurance Holdings, Inc.               10,000                   200,000
        Ford Motor Company                               80,000                   500,000
        IDEC Pharmaceuticals Corporation                125,000                   375,000
        Lam Research Corporation                         67,500                   400,000
        Magainin Pharmaceuticals Inc.                    70,000                   300,000
        MetaCreations Corporation                       100,000                   300,000
        Seagate Technology, Inc.                        225,000                   600,000

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        Associates First Capital Corporation            110,076(a)                 --
        Broderbund Software, Inc.                       160,000                    --
        Dialogic Corporation                             36,000                    --
        MedPartners, Inc.                                98,500                    --
        PETsMART, Inc.                                  800,000                    --


    REDUCTIONS
        AB Astra Class A                                 20,000                   562,500
        American International Group, Inc.                5,000                   100,000
        Banco Popular Espanol, S.A.                      39,000                    25,000
        Buffets, Inc.                                   195,000                   773,500
        Chrysler Corporation                             20,000                   365,000
        Cisco Systems, Inc.                              12,000                   180,000
        Golden West Financial Corporation                 8,500                   160,000
        Hewlett-Packard Company                          20,000                    40,000
        The Home Depot, Inc.                             90,000                   900,000
        Medtronic, Inc.                                  10,000                   270,000
        NTL Incorporated                                  5,000                   227,000
        Pfizer Inc.                                      25,000                   340,000
        R.P. Scherer Corporation                        147,000                    40,000
        USA Waste Services, Inc.                         40,000                   413,000
        U.S. Bancorp                                     25,000                   185,000(b)
        Wal-Mart Stores, Inc.                            40,000                   630,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) 110,076 shares of Associates First Capital Corporation were received in conjunction with a spinoff from Ford Motor Company.
(b) Includes shares received in conjunction with a stock split.

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 8, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Victoria Hamilton
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Victoria Hamilton, Executive Vice-President & Chief Operating Officer Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statement of investments, as of June 30, 1998 and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with generally accepted accounting principles.

     We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets and financial highlights for the year ended December 31, 1997 and financial highlights for each of the five years in the period then ended and in our report, dated January 14, 1998, we expressed an unqualified opinion on such financial statement and financial highlights.

                                                               ERNST & YOUNG LLP
New York, New York
July 9, 1998